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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.____)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[x]  Soliciting Material Pursuant to Rule 14a-11(c)or Rule 14a-12

                              BOC Financial Corp.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                              Filed By: BOC Financial Corp.

                              Subject Company:  Bank of Davie
                              FDIC Certificate No. 34903-8

                              Date:  July 20, 2001

     This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include but are not limited to, (1) statements about the benefits of the combination of BOC Financial Corp., its wholly-owned subsidiary, Bank of the Carolinas, and Bank of Davie, including future financial and operating results, cost savings, and enhanced revenues, (2) statements with respect to BOC Financial Corp.'s and Bank of Davie's plans, objectives, expectations and intentions and other statements that are not historical facts; and (3) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects", and similar expressions. These statements are based upon the current beliefs and expectations of BOC Financial Corp.'s and Bank of Davie's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) expected revenue synergies and cost savings from the combination may not be fully realized or realized within the expected time frame; (2) revenues following the combination may be lower than expected; (3) the ability to obtain governmental approvals of the combination on the proposed terms and schedule; (4) the failure of BOC Financial Corp.'s and Bank of Davie's stockholders to approve the combination; (5) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (6) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (7) changes in the U.S. legal and regulatory framework; and (8) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company. Additional factors that could cause BOC Financial Corp.'s and Bank of Davie's results to differ materially from those described in the forward-looking statements can be found in BOC Financial Corp.'s and Bank of Davie's reports (such as Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov) or filed with the
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Federal Deposit Insurance Corporation.  All subsequent written and oral forward-
looking statements concerning the proposed transaction or other matters attributable to BOC Financial Corp. and Bank of Davie or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. BOC Financial Corp. and Bank of Davie do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

     The proposed transaction will be submitted to the stockholders of both BOC Financial Corp. and Bank of Davie for their consideration, and BOC Financial Corp. and Bank of Davie will file a joint proxy statement/offering circular and other relevant documents concerning the proposed transaction with the SEC and FDIC. Stockholders are urged to read the joint proxy statement/offering circular, as well as other filings containing information about BOC Financial Corp. and Bank of Davie, at the SEC's Internet site (http://www.sec.gov).
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Copies of the joint proxy statement/offering circular and the SEC filings that will be incorporated by reference in the joint proxy statement/offering circular can also be obtained, without charge, by directing a request to Stephen R. Talbert, President and CEO, BOC Financial Corp., 107 South Central Avenue, Landis, North Carolina 28088-1402 (704-857-7277), or to Robert E. Marziano, President and CEO, Bank of Davie, 135 Boxwood Village, Mocksville, North Carolina 27028 (336-751-5755).

     BOC Financial Corp. and Bank of Davie, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BOC Financial Corp. and Bank of Davie in connection with the combination. Information about the directors and executive officers of BOC Financial Corp. and their ownership of BOC Financial Corp. common stock is set forth in the proxy statement, dated April 6, 2001, for BOC Financial Corp.'s 2001 annual meeting of stockholders, as filed with the SEC on
Schedule 14A. Information about the directors and executive officers of Bank of Davie and their ownership of Bank of Davie common stock is set forth in the proxy statement, dated March 16, 2001, for Bank of Davie's 2001 annual meeting of stockholders, as filed with the FDIC. Additional information regarding the interests of those participants may be obtained by reading the joint proxy statement/offering circular regarding the proposed transaction when it becomes available.

     THE FOLLOWING IS A JOINT PRESS RELEASE ISSUED BY BANK OF DAVIE AND BOC FINANCIAL CORP. ON JULY 20, 2001

                              PRESS RELEASE
                              -------------

For Immediate Release
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For Further Information Contact:

Robert E. Marziano, President
Bank of Davie
135 Boxwood Village Drive
Mocksville, North Carolina 27028
(336) 751-5755

Stephen R. Talbert, President
BOC Financial Corp.
107 South Central Boulevard
Landis, North Carolina 28088
(704) 857-7277

                BANK OF DAVIE AND BOC FINANCIAL ANNOUNCE MERGER

Mocksville, NC and Landis, NC: The Boards of Directors of Bank of Davie, Mocksville, North Carolina (OTC Bulletin Board: BADN) and BOC Financial Corp., Landis, North Carolina (OTC Bulletin Board: BOCF) announced today that they had entered into a definitive agreement whereby BOC Financial Corp. and its wholly owned subsidiary, Bank of the Carolinas, would be acquired by Bank of Davie in a stock exchange whereby shareholders of BOC Financial would receive 0.92 shares of Bank of Davie common stock for each share of BOC Financial common stock. The merger transaction is subject to the approval of the shareholders of Bank of Davie and BOC Financial as well as state and federal bank regulatory authorities. It is expected the shareholders will be called to vote on the merger during the fourth quarter of this year with an anticipated closing date of December 31, 2001. The combined institution will be headquartered in Mocksville, North Carolina and will operate under the name "Bank of the Carolinas" with Stephen R. Talbert as Chairman of the Board of Directors and Robert E. Marziano as President and Chief Executive Officer.

As of June 30, 2001, Bank of Davie had total assets of $93.1 million, total deposits of $81.0 million and shareholders' equity of $7.1 million. BOC Financial had total assets of $41.1 million, total deposits of $30.7 million and shareholders' equity of $8.2 million.

Robert E. Marziano stated: "We are delighted to combine with Bank of the Carolinas that has a long standing history of providing mortgage products to its customers in Rowan County. We will look forward to working with their staff to enlarge their existing customer base and enhancing products and services. Rowan County is a vibrant area and we look forward to becoming an even greater part of the communities there." Stephen R. Talbert stated: "Since we converted from a state savings bank to a commercial bank in 1998, we have worked towards becoming more of a full service bank to our customers and communities. This combination with Bank of Davie will speed up that process greatly and give us the ability to better serve our customers. We are excited about joining with Bank of Davie that has an outstanding track record in their market for a new bank." Bank of Davie has offices in Mocksville, Advance and Carthage and Bank of the Carolinas operates out of its home office in Landis.

                              +++End of Release+++